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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported)   29 SEPTEMBER 1999
                                                        -----------------------


                       BOSTON RESTAURANT ASSOCIATES, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                        333-43999                61-1162263
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(State or other jurisdiction          (Commission         (IRS Employer
 of incorporation)                    File Number)        Identification Number)


   999 BROADWAY, SUITE 400, SAUGUS, MA                           01906
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code           (781) 231-7575
                                                      -------------------------


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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

         Pursuant to a previously announced stock buyback program, Boston Restaurant Associates has commenced purchase of Boston Restaurant Associates, Inc. (BRAI) common stock. Additional purchases will be subject to price and market conditions.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    BOSTON RESTAURANT ASSOCIATES, INC.




Date: September 29, 1999            By:  /s/ George R. Chapdelaine
                                         -------------------------
                                         George R. Chapdelaine, President